[Letterhead of Bagell, Josephs & Company, L.L.C.]


February 3, 2003

Securities and Exchange Commission
Division of Corporate Finance
450 5th Street NW
Washington, DC 20549
VIA Fax  202-942-9656


RE :  IEMI
         File # 000-28415
         ID # 65-0861102

Dear Sir:


It has come to our attention today that the aforementioned company has filed their last two forms 10Q for June 30, 2002 and September 30, 2002 without having us review them.

As of today, we have officially resigned as the independent accounting firm because of the reason above.

We feel that it is our responsibility to inform the commission of these events.


Very truly yours,


/s/NEIL I. LEVINE

Neil I. Levine, CPA
Bagell, Josephs & Company L.L.C.

NL/db